Exhibit 10.1
AMENDMENT NUMBER 1
Dated as of October 23, 2009
to
INDENTURE AND SERVICING AGREEMENT
Dated as of November 7, 2008
by and among
SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC,
as Issuer
and
WYNDHAM CONSUMER FINANCE, INC.,
as Servicer
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee
and
U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

AMENDMENT NUMBER 1
to
INDENTURE AND SERVICING AGREEMENT
     THIS AMENDMENT NUMBER 1 dated as of October 23, 2009 (this “Amendment”) amends that INDENTURE AND SERVICING AGREEMENT dated as of November 7, 2008 (the “Original Indenture”) and both this Amendment and the Original Indenture are by and among SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC, a limited liability company organized under the laws of the State of Delaware, as issuer, WYNDHAM CONSUMER FINANCE, INC., a Delaware corporation, as servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent.
RECITALS
     WHEREAS, the Issuer, the Servicer, the Trustee and the Collateral Agent desire to amend the Original Indenture as provided herein.
     WHEREAS, in accordance with (x) Section 15.1(b) of the Original Indenture, upon the Amendment Effective Date (as defined herein) the Required Facility Investors have consented to such amendment of the Original Indenture and the Rating Agency Condition has been satisfied, (y) Section 15.1(g) of the Original Indenture, each Funding Agent has consented to such amendment of the Original Indenture and (z) Section 15.16 of the Original Indenture, the Deal Agent has consented to such amendment of the Original Indenture.
     WHEREAS, capitalized terms used in this Amendment and not otherwise defined herein or amended hereby shall have the meanings assigned to such terms in the Original Indenture.
     NOW THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders.
ARTICLE I
DEFINITIONS
     Section 1.1. Amendment of Definitions
     The definition of each of the following terms contained in Section 1.1 of the Original Indenture is hereby amended and restated to read in its entirety as follows:
          “AAA Advance Rate” shall mean,
          (i) prior to but excluding the November 2009 Payment Date, 52.75%; and

          (ii) as of the November 2009 Payment Date and thereafter, 51%.
     “Capped Monthly Trustee Expenses” shall mean, for any Payment Date, the lesser of (i) the sum of the unreimbursed reasonable expenses incurred by the Trustee under each of the Facility Documents to which the Trustee is a party and (ii) the excess, if any, of (a) $10,000 over (b) the amount of all payments made pursuant to clause (y) of priority FIRST of Section 4.1 during the calendar quarter in which such Payment Date occurs; provided, however, that if an Event of Default has occurred and the Series 2008-A Notes have been accelerated pursuant to Section 11.2 or any portion of the Collateral has been sold on or prior to such Payment Date, the Capped Monthly Trustee Expenses shall equal the sum of the unreimbursed reasonable expenses incurred by the Trustee under each of the Facility Documents to which the Trustee is a party.
     “Default Percentage” shall mean for any Payment Date, a fraction (i) the numerator of which is the sum of (x) the aggregate outstanding Loan Balance on such date of all Pledged Loans which became Defaulted Loans during the related Due Period and (y) the aggregate outstanding Loan Balance on such date of all Pledged Loans which were transferred to an Obligor pursuant to the Servicer’s owner transfer program during the related Due Period other than Defaulted Loans and (ii) the denominator of which is the Aggregate Loan Balance on such Payment Date (without giving effect to any transfers of Additional Pledged Loans to the Collateral Agent following the last day of the related Due Period).
     “Eligible Account” shall mean either (a) a segregated account (including a securities account) with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each of S&P and Moody’s in one of its generic rating categories which signifies investment grade.
     “Excess Concentration Amount” shall mean, on any date, an amount equal to the sum of (i) the Non-US Excess Amount, (ii) the Green Loans Excess Amount, (iii) the Delayed Completion Green Loans Excess Amount, (iv) the New Seller Excess Amount, (v) the Transition Period Excess Amount, (vi) the Large Loans Excess Amount, (vii) the State Concentration Excess Amount, (viii) the Documents in Transit Excess Amount, (ix) the Fixed Week Excess Amount, (x) the Extended Term Excess Amount, (xi) the Presidential Reserve Loan Excess Amount, (xii) the WorldMark Loan Excess Amount, (xiii) the WorldMark Loan FICO Score 650 Excess Amount, (xiv) the WorldMark Loan FICO Score 700 Excess Amount, (xv) the WorldMark Loan FICO Score 750 Excess Amount, (xvi) the WorldMark Loan FICO Score 800 Excess Amount, (xvii) the Wyndham Loan FICO Score 650 Excess Amount, (xviii) the Wyndham Loan FICO Score 700 Excess Amount, (xix) the Wyndham Loan FICO Score 750 Excess Amount, (xx) the Wyndham Loan FICO Score 800 Excess Amount and (xxi) the California Excess Amount.

     “Extended Term Excess Amount” shall mean, on any date, the amount, if any, by which (i) the sum of the Loan Balances on such date for all Pledged Loans which have an original term greater than 120 months as of the last day of the immediately preceding Due Period exceeds (ii) ten percent (10%) of the Adjusted Loan Balance on such date.
     “Green Loan Deficiency Amount” shall mean, as of any date as of which a Rating Downgrade Condition existed on the last day of the immediately preceding Due Period, the excess of (A) the product of (i) the excess of (a) the sum of the Loan Balances on such date (or, with respect to any such Green Loans that have been released from the Lien of this Indenture pursuant to Section 5.7, the Loan Balance on the date of such release) for all Loans which were Green Loans pledged to the Collateral Agent as Collateral as of the last day of the Due Period in which such Rating Downgrade Condition occurred over (b) the sum of (1) the Green Loans Excess Amount (without taking into account the second sentence of the definition thereof) on such date and (2) the Delayed Completion Green Loans Excess Amount on such date and (ii) the AAA Advance Rate over (B) the sum of the amounts distributed to Noteholders pursuant to clause NINTH of Section 4.1 on each Payment Date prior to such date.
     “Green Loans Excess Amount” shall mean, on any date, the greater of (x) the amount, if any, by which (i) the sum of the Loan Balances on such date for all Pledged Loans which are Green Loans (not including any Delayed Completion Green Loans) as of the last day of the immediately preceding Due Period exceeds (ii) ten percent (10%) of the Adjusted Loan Balance on such date and (y) the sum of the Six-Month Green Loans Excess Amount and the Twelve-Month Green Loans Excess Amount on such date. Notwithstanding the above, on any date as of which a Rating Downgrade Condition existed on the last day of the immediately preceding Due Period, the Green Loans Excess Amount shall mean the sum of the Loan Balances on such date for all Pledged Loans which are Green Loans (other than any Delayed Completion Green Loans) as of the last day of such Due Period.
     “Large Loans Excess Amount” shall mean, on any date, the sum of (a) the combined amount of the Loan Balances on such date of all Pledged Loans which have a Loan Balance on such date greater than $100,000 plus (b) the amount by which (i) the combined amount of the Loan Balances on such date of all Pledged Loans which have a Loan Balance on such date of $75,000 or more (but not more than $100,000) on such date exceeds (ii) (A) if the weighted average FICO Score for all Pledged Loans which have a Loan Balance on such date of $75,000 or more (but not more than $100,000) is 700 or greater, ten percent (10%) of the Adjusted Loan Balance on such date or (B) if the weighted average FICO Score for all Pledged Loans which have a Loan Balance on such date of $75,000 or more (but not more than $100,000) is less than 700, five percent (5.0%) of the Adjusted Loan Balance on such date.
     “Maturity Date” shall mean the November 2026 Payment Date.
     “Rating Agency” shall mean S&P.

     “Rating Agency Condition” shall mean, with respect to any action to be taken, that each Rating Agency shall have been given at least five (5) days prior notice thereof by the Issuer and shall have notified the Issuer and the Trustee in writing that such action will not result in a reduction, downgrade, suspension or withdrawal of the rating then assigned by it to the Series 2008-A Notes.
     “Reserve Required Amount” shall mean (i) so long as no Amortization Event has occurred, as of any date an amount equal to the greater of (x) 2.0% of the Aggregate Loan Balance on such date and (y) the most recently reported Estimated Fees, plus, in either case (A) the sum of (1) $150,000 related to any indemnification of the Trustee pursuant to Section 13.5 and (2) $375,000, and (B) an amount equal to the sum of the Green Loan Reserve Percentage of the Loan Balance for each Pledged Loan which is a Green Loan multiplied by the applicable Advance Rate on such date, and (ii) on and after the first Payment Date following the occurrence of an Amortization Event, the lesser of (x) 0.25% of the Notes Principal Amount as of the date on which the Amortization Event occurred and (y) 50% of the Notes Principal Amount as of such Payment Date before taking into account any distributions of principal on such Payment Date.
     “Six-Month Green Loans Excess Amount” shall mean, on any date, the amount, if any, by which (i) the sum of the Loan Balances on such date for all Pledged Loans which are Six-Month Green Loans as of the last day of the immediately preceding Due Period exceeds (ii) ten percent (10%) of the Adjusted Loan Balance on such date.
     “Twelve-Month Green Loans Excess Amount” shall mean, on any date, the amount, if any, by which (i) the sum of the Loan Balances on such date for all Pledged Loans which are Twelve-Month Green Loans as of the last day of the immediately preceding Due Period exceeds (ii) five percent (5%) of the Adjusted Loan Balance on such date.
     “WorldMark Loan FICO Score 650 Excess Amount” shall mean, on any date, the amount by which (i) the sum of Loan Balances on such date for all Pledged Loans that are WorldMark Loans that have a FICO Score of 650 or less exceeds (ii) 24% of the WorldMark Adjusted Loan Balance on such date.
     “WorldMark Loan FICO Score 700 Excess Amount” shall mean, on any date, the amount by which (i) the sum of Loan Balances on such date for all Pledged Loans that are WorldMark Loans that have a FICO Score of 700 or less exceeds (ii) the sum of (A) 51% of the WorldMark Adjusted Loan Balance on such date and (B) the WorldMark Loan FICO Score 650 Excess Amount on such date.
     “Wyndham Loan FICO Score 650 Excess Amount” shall mean, on any date, the amount by which (i) the sum of Loan Balances on such date for all Pledged Loans that are Wyndham Loans that have a FICO Score of 650 or less exceeds (ii) 16% of the Wyndham Adjusted Loan Balance on such date.
     “Wyndham Loan FICO Score 700 Excess Amount” shall mean, on any date, the amount by which (i) the sum of Loan Balances on such date for all Pledged Loans that are Wyndham Loans that have a FICO Score of 700 or less exceeds (ii)the sum of (A) 38% of the Wyndham Adjusted Loan Balance on such date and (B) the Wyndham Loan FICO Score 650 Excess Amount on such date.
     Section 1.2. Addition of Definitions
     Section 1.1 of the Original Indenture is hereby amended by adding the following definitions thereto in the appropriate alphabetical order:
     “Qualifying Payment Date” shall mean (x) any Payment Date for which during the related Due Period Pledged Loans (other than any Loans included in the FICO Score of 7-Year Loans Excess Amount or the FICO Score of 10-Year Loans Excess Amount) with an aggregate Loan Balance on the first day of such Due Period equal to at least 40% of the Aggregate Loan Balance on the first day of such Due Period are released from the Lien of the Indenture pursuant to Section 5.4 and (y) each of the three Payment Dates immediately following any Payment Date specified in clause (x).
     “Weighted Average Remaining Term” shall mean, as of any Payment Date, a number of months equal to (x) the sum for each Loan that is a Pledged Loan as of the last day of the related Due Period of the product of (i) the Loan Balance of such Loan as of the last day of the related Due Period and (ii) the number of months remaining in the term of such Loan as of the last day of the related Due Period, divided by (y) the sum of the Loan Balances of all Pledged Loans as of the last day of the related Due Period.
     “WorldMark Loan FICO Score 750 Excess Amount” shall mean, on any date, the amount by which (i) the sum of Loan Balances on such date for all Pledged Loans that are WorldMark Loans that have a FICO Score of 750 or less exceeds (ii) the sum of (A) 72.50% of the WorldMark Adjusted Loan Balance on such date, (B) the WorldMark Loan FICO Score 650 Excess Amount on such date and (C) the WorldMark Loan FICO Score 700 Excess Amount on such date.
     “WorldMark Loan FICO Score 800 Excess Amount” shall mean, on any date, the amount by which (i) the sum of Loan Balances on such date for all Pledged Loans that are WorldMark Loans that have a FICO Score of 800 or less exceeds (ii) the sum of (A) 95% of the WorldMark Adjusted Loan Balance on such date, (B) the WorldMark Loan FICO Score 650 Excess Amount on such date, (C) the WorldMark Loan FICO Score 700 Excess Amount on such date and (D) the WorldMark Loan FICO Score 750 Excess Amount on such date.
     “Wyndham Loan FICO Score 750 Excess Amount” shall mean, on any date, the amount by which (i) the sum of Loan Balances on such date for all Pledged Loans that are Wyndham Loans that have a FICO Score of 750 or less exceeds (ii) the sum of (A) 65% of the Wyndham Adjusted Loan Balance on such date, (B) the Wyndham Loan FICO Score 650 Excess Amount on such date and (C) the Wyndham Loan FICO Score 700 Excess Amount on such date.
     “Wyndham Loan FICO Score 800 Excess Amount” shall mean, on any date, the amount by which (i) the sum of Loan Balances on such date for all Pledged Loans that are Wyndham Loans that have a FICO Score of 800 or less exceeds (ii) the sum of (A) 94% of the Wyndham Adjusted Loan Balance on such date, (B) the Wyndham Loan FICO Score 650 Excess Amount on such date, (C) the Wyndham Loan FICO Score 700 Excess Amount on such date and (D) the Wyndham Loan FICO Score 750 Excess Amount on such date.
     Section 1.3. Deletion of Definitions
     Section 1.1 of the Original Indenture is hereby amended by deleting each of the following definitions in its entirety:
Club Wyndham Access Loan
Club Wyndham Access Loan Excess Amount
Series 2002-1 Loan Balance
Series 2002-1 Pledged Loan
Series 2008-A Pool Extended Term Excess Amount
Series 2008-A Pool Green Loans Capped Amount
Series 2008-A Pool Green Loans Excess Amount
Series 2008-A Pool Six-Month Green Loans Excess Amount
Series 2008-A Pool Twelve-Month Green Loans Excess Amount
ARTICLE II
AMORTIZATION EVENTS
     Section 2.1. Amendments to Amortization Events. Section 10.1 of the Original Indenture is hereby amended by:
     (a) deleting each of clauses (f), (g) and (s) thereof in their entirety and inserting the following in lieu thereof:
     (f) the Four Month Default Percentage (x) as of any Qualifying Payment Date exceeds 2.0%, and (y) as of any other Payment Date exceeds 1.5%;
     (g) the Three Month Rolling Average Delinquency Ratio as calculated for any Payment Date exceeds 5.0%;
     (s) the Securitized Pool Four Month Default Percentage exceeds 1.5% for four consecutive Payment Dates;
     (b) deleting the word “or” at the end of clause (r) of Section 10.1, inserting the word “or” at the end of clause (s) of Section 10.1, and inserting the following as a new clause (t) of Section 10.1:
     (t) on any Payment Date, the Weighted Average Remaining Term is less than 96 months;

     (c) amending and restating the last paragraph of Section 10.1 to read in its entirety as follows:
     then, in the case of an event described in any clause except clause (a)(1), (c) or (e) of the Events of Default in Section 11.1, or clause (b), (m) or (t) above, the Deal Agent at the direction of the Majority Facility Investors, or, with respect to an event described in clause (j), (l) or (n), the Deal Agent, at the direction of any Funding Agent, by notice given in writing to the Issuer, the Servicer and the Trustee, may declare that an Amortization Event has occurred as of the date of such notice and, in the case of any event described in clause (a)(1), (c) or (e) of the Events of Default in Section 11.1, or clause (b) or (m) of this Section 10.1, an Amortization Event will occur immediately upon the occurrence of such event without any notice or other action on the part of the Deal Agent, the Trustee or any other entity and, in the case of any event described in clause (t) above, an Amortization Event will occur immediately upon the occurrence of such event unless the Rating Agency Condition has been met with respect to such event on or prior to such Payment Date.
ARTICLE III
RATING AGENCY REVIEW
     Section 3.1. Amendment to Section 15.17. Section 15.17 of the Original Indenture is hereby amended and restated to read in its entirety as follows:
     Section 15.17. Rating Agency Review. The Issuer hereby agrees that if the Issuer elects to maintain the ratings on the Series 2008-A Notes on and after October 22, 2010, the Issuer shall prior to October 22, 2010 submit the Series 2008-A Notes for review to each Rating Agency then maintaining a rating on the Series 2008-A Notes.
ARTICLE IV
MISCELLANEOUS PROVISIONS
     Section 4.1. No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Original Indenture are and shall remain in full force and effect.
     Section 4.2. Governing Law. This Amendment is governed by and shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
     Section 4.3. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
     Section 4.4. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 4.5. Effectiveness. This Amendment shall be effective upon the date (the “Amendment Effective Date”) that is the later of (i) the date hereof and (ii) the first date on which each of the following conditions precedent shall have been satisfied:
     (a) This Amendment shall have been executed and delivered by each of the parties hereto;
     (b) The Trustee shall have received the written consent of the Required Facility Investors, each Funding Agent and the Deal Agent to this Amendment;
     (c) The Rating Agency Condition (as such term is defined in the Original Indenture) shall have been satisfied;
     (d) The Trustee shall have received any Opinions of Counsel required by the Trustee to be delivered to the Trustee; and
     (e) The First Amendment to the Note Purchase Agreement, dated the date hereof (the “NPA Amendment”), shall have been executed and delivered by each party thereto.
     Section 4.6. Purchaser Group Invested Amount. The Issuer hereby notifies the Trustee that as of October 26, 2009, the entire principal amount represented by the Series 2008-A Note registered in the name of CITICORP NORTH AMERICA, INC., as Funding Agent, will have been acquired by and transferred to other Purchaser Groups. Upon receipt by the Trustee of the Series 2008-A Note registered in the name of CITICORP NORTH AMERICA, INC., the Trustee shall cancel such note. The remaining outstanding Series 2008-A Notes shall represent the entire Notes Principal Amount of $168,891,380.73 as of October 26, 2009 (subject to future Increases and principal payments and cancellations as provided in the Original Indenture and the Note Purchase Agreement), and with respect to each of such remaining outstanding Series 2008-A Notes, as of October 26, 2009 and after giving effect to the NPA Amendment, the principal amount thereof shall be equal to the applicable Purchaser Group Invested Amount (as defined in the Note Purchase Agreement) with respect to each Purchaser Group, as set forth on Schedule I to this Amendment.

     IN WITNESS WHEREOF, Issuer, the Servicer, the Trustee and the Collateral Agent have caused this Indenture to be duly executed by their respective officers as of the day and year first above written.

SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC, as Issuer
By:	/s/ Mark A. Johnson
	Name:	Mark A. Johnson
	Title:	President

WYNDHAM CONSUMER FINANCE, INC., as Servicer
By:	/s/ Mark A. Johnson
	Name:	Mark A. Johnson
	Title:	President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:	/s/ Jennifer C. Davis
	Name:	Jennifer C. Davis
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as as Collateral Agent
By:	/s/ Tamara Schultz-Fugh
	Name:	Tamara Schultz-Fugh
	Title:	Vice President

[Signature page for Amendment Number 1 to Indenture]